As of December 31, 2008 The Phoenix Companies, Inc. Invested Assets Exhibit 99.1

Important Disclosures
This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995 which, by their nature, are subject to risks and uncertainties. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These include statements relating to trends in, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, as well as other statements including words such as
“anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “should” and other similar expressions. Forward-
looking statements are made based upon our current expectations and beliefs concerning trends and future developments and their potential effects on the company. They are not guarantees of future performance. Our actual business, financial condition and results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties, which include, among others: (i) unfavorable general economic developments including, but not limited to, specific related factors such as the performance of the debt and equity markets and changes in interest rates; (ii) the effect of continuing adverse capital and credit market conditions on our ability to meet our liquidity needs, our access to capital and our cost of capital; (iii) the possibility of losses due to defaults by others including, but not limited to, issuers of fixed income securities; (iv) changes in our investment valuations based on changes in our valuation methodologies, estimations and assumptions; (v) the effect of guaranteed benefits within our products; (vi) the consequences related to variations in the amount of our statutory capital due to factors beyond our control; (vii) downgrades in our debt or financial strength ratings; (viii) the possibility that mortality rates, persistency rates, funding levels or other factors may differ significantly from our pricing expectations; (ix) the availability, pricing and terms of reinsurance coverage generally and the inability or unwillingness of our reinsurers to meet their obligations to us specifically; (x) our dependence on non-affiliated distributors for our product sales; (xi) our dependence on third parties to maintain critical business and administrative functions; (xii) our ability to attract and retain key personnel in a competitive environment; (xiii) the strong competition we face in our business from banks, insurance companies and other financial services firms; (xiv) our reliance, as a holding company, on dividends and other payments from our subsidiaries to meet our financial obligations and pay future dividends, particularly since our insurance subsidiaries’ ability to pay dividends is subject to regulatory restrictions; (xv) the potential need to fund deficiencies in our Closed Block; (xvi) tax developments that may affect us directly, or indirectly through the cost of, the demand for or profitability of our products or services; (xvii) the possibility that the actions and initiatives of the U.S.
Government, including those that we elect to participate in, may not improve adverse economic and market conditions generally or our business, financial condition and results of operations specifically (xviii) other legislative or regulatory developments; (xix) legal or regulatory actions; (xx) changes in accounting standards; (xxi) the potential effects of the spin-off of our former asset management subsidiary; and (xxii) other risks and uncertainties described herein or in any of our filings with the SEC.
This information is provided as of December 31, 2008. We undertake no obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

Table of Contents
Summary 4
Invested Assets 5
Historical Portfolio Ratings 6
Bond Portfolio 7
Financial Sector Holdings 8
Structured Securities Portfolio 9
Realized Credit Impairment Losses 10
Unrealized Losses 11
CMBS 13
RMBS 16
CDO Holdings 26
Page

Summary
> Well diversified and liquid general account investment portfolio, managed by a team with a successful track record of investing over a variety of market cycles, following a disciplined monitoring process
> 91.8% of bond investments are investment grade. Emphasis is on liquidity with 70.4% of bonds invested in public securities
> 84.3% of gross unrealized losses are rated investment grade
> Residential mortgage-backed securities exposure is high quality and diversified.
Exposure is concentrated in agency and prime-rated securities with only 2.6% of invested assets in Alt-A and subprime investments of which 90.4% is rated AAA and AA
> Commercial mortgage-backed securities exposure is in highly rated public securities with minimal direct loan or real estate holdings
> No subprime collateralized debt obligations (CDO) exposure.  CDO holdings are backed by bank loans, investment grade bonds and commercial mortgage-backed securities
> No credit default swap (CDS) exposure
> Strict limits on individual financial exposures that mitigate our loss potential to any one particular entity. As a result, we have limited exposure to the financial institutions that have been in the news.

Invested Assets
Public 70.4%
Private 29.6%
Bonds $9,831
73%
Policy Loans $2,536
19%
Cash & Cash Equivalents $381 3%
Venture Capital $201 1%
Stock $25 0%
Mortgages & Real Estate $54 0%
Other Invested Assets $563 4%
Invested Assets:  $13.6 Billion
$ in millions
Market value as of December 31, 2008

Historical Portfolio Quality Ratings
Percentages based on GAAP Value
As of December 31, 2008
29.6 27.5 25.6 22.9 Private Bonds
70.4 72.5 74.4 77.1 Public Bonds
41.0 35.3 27.5 23.5 Percentage of BIG in NAIC 4-6
59.0 64.7 72.5 76.5 Percentage of BIG in NAIC 3
8.2 7.7 8.3 7.3 Below Investment Grade (BIG) Bonds
91.8% 92.3% 91.7% 92.7% Investment Grade Bonds
2006 2005 2007 2008

Bond Portfolio
U.S. Corporates
64%
Foreign Corporates
10%
ABS
16%
Emerging
Markets
9%
$ in millions
Market value as of December 31, 2008
Below Investment Grade Bonds
RMBS
1%
Bond Portfolio
100.0% $9,831 Total
1.3 125 Emerging Markets
1.8 178 Taxable Municipals
4.3 424 Utilities
6.1 602 Asset Backed Securities
As of December 31, 2008
7.0 688 U.S. Treasuries / Agencies
11.1 1,095 Commercial MBS
15.7 1,543 Residential MBS
14.7 1,442 Financials
14.1 1,386 Foreign Corporates
$2,348 23.9% Industrials
Bonds by Rating
AAA/AA/A
62.3%
BBB
29.5%
BB & Lower
8.2%

Financial Sector Holdings
38.8% 0.4% 49.7 63.9 Consumer Finance
56.1% 10.6% $1,441.6 $1,852.4 Total
- - 4.3 4.3 Project Finance
52.2% 1.3% 171.5 237.9 REITS
56.4% 0.7% 89.4 96.8 Leasing/Rental
61.9% 2.3% 313.2 384.5 Insurance
44.5% 1.8% 243.3 358.5 Diversified Financial
50.1% 0.5% 75.2 96.2 Commercial Finance
55.3% 0.9% 123.7 147.8 Broker-Dealer
65.0% 2.7% $371.3 $462.5 Bank
Book
Value
Market
Value
% General
Account
% in Closed
Block Sector
As of December 31, 2008
Percentages based on market value
$ in millions

Structured Securities Portfolio
> Structured portfolio is 96% investment grade
> RMBS (48%) and CMBS (34%) dominate the structured portfolio
AAA
79.3%
B or less - 3.3%
BBB – 5.1%
AA - 6.1%
A - 5.3%
BB - 0.9%
Market value as of December 31, 2008
$ in millions
0.9 29.9 Collateralized Bond
Obligations
0.9 29.6 Aircraft Equipment Trust
Structured Securities Portfolio
100.0% $3,240 Total
0.7 22.7 Auto Loans
As of December 31, 2008
1.4 44.9 Manufactured Housing
3.5 112.6 CLOs
33.8 1,095.0 Commercial MBS
6.6 211.1 Home Equity
4.6 151.0 Other ABS
$1,543.2 47.6% Residential MBS

Realized Credit Impairments
2.7 1.0 4.3 Common Stock
$60.2 $65.2 $70.1 $22.8 $5.7 $224.0 $129.5 $151.3 Total Debt
16.0 7.2 7.4 Schedule BA
Year of Issue²
-
0.1
-
5.6
-
-
-
2008
$242.7 $137.7 $163.0 Total
9.9 - - - 9.9 5.7 17.9 Other ABS/MBS
42.2 11.7 25.8 19.3 99.1 75.7 34.8 Corporate
- 3.4 - - 3.4 1.7 1.0 CMBS
0.8 3.4 17.1 1.6 28.5 19.0 32.5 CLO/CDO
1.0 9.0 13.9 1.0 24.9 17.5 5.1 Subprime RMBS
- 18.1 13.3 0.9 32.3 8.2 30.5 Alt-A RMBS
$6.3 $19.6 - - $25.9 $1.7 $29.5 Prime RMBS
2004 &
Prior 2005 2006 2007
FY 2008
Impairment
4Q08
Impairment
Book
Value¹
1 GAAP Book value after impairments on identified assets
2 Year of issue for full year 2008 impairments
As of December 31, 2008
$ in millions

11 Unrealized Losses by NAIC Rating Market value as of December 31, 2008 $ in millions $915.9 $563.0 $143.2 $91.3 $39.1 $1.0 NAIC 1 NAIC 2 NAIC 3 NAIC 4 NAIC 5 NAIC 6

Net Unrealized Losses by Sector
1 All Other – Corporates, RMBS Prime/Agency, Other ABS, Foreign
As of December 31, 2008
$ in millions
$(651.1) $(994.2) $(1,645.2) Total
(97.1) (291.8) (388.9)
All Other¹
(65.3) (127.0) (192.3) All Other HY
(155.2) (255.5) (410.6) Financial
(96.7) (64.2) (160.9) CMBS
(156.6) (57.8) (214.4) CDO/CLO
(38.8) (116.6) (155.4) Subprime/Alt-A
$ (41.4) $ (81.3) $  (122.7) RMBS Prime
4Q08
Change
September 30, 2008
Unrealized
December 31, 2008
Unrealized

CMBS Portfolio
Phoenix CMBS Portfolio
> High levels of credit enhancement
> Excellent credit characteristics vs.
market
> Strategically avoided 2006 and
2007 aggressive underwriting
1 Sources: Barclays CMBS Index, Trepp
As of December 31, 2008
5.94% 6.75% Weighted average coupon
68.5% 68.9% Weighted average LTV
26% 30% Weighted average credit
enhancement
1.5x 1.6x Weighted average DSC
43 months 79 months Weighted average loan age
63% 33% Interest Only (I/O) loans
29% 38% Weighted average credit
enhancement (U.S. Treasury
defeasance adjusted)
Market¹
Phoenix

CMBS Portfolio
> $1.1 billion in market value
> $175 million Government guaranteed
> 84% AAA and less than 1% BBB or
below
> 88% 2005 and prior origination
> 3% in CMBS CDO
Market value as of December 31, 2008
$ in millions
$0
$200
$400
$600
$800
$1,000
2007 2006 2005 2004 & Prior
AAA AA A BBB Below BBB
$54.9
$77.9
$53.0
$909.2
AAA $45.1 $63.1 $30.8 $785.2 $924.2
AA 3.0 8.3 9.8 63.9 85.0
A 6.8 6.5 10.6 56.2 80.1
BBB 0.0 0.0 0.8 3.9 4.7
Below BBB 0.0 0.0 1.0 0.0 1.0
Total $54.9 $77.9 $53.0 $909.2 $1,095.0
2007 2006 2005 2004 and Prior Total

CMBS by Year of Origination
Year of Issue
5.0%
-
-
8.4%
3.6%
4.9%
2007
7.1%
-
-
8.1%
9.8%
6.8%
2006
4.8%
16.5%
100.0%
13.3%
11.5%
3.3%
2005
83.1%
83.5%
-
70.2%
75.1%
85.0%
2004
& Prior
73.4% 8.0% $1,095.0 $1,291.6 Total
-
33.3%
-
-
4.7
1.0
6.7
1.0
BBB
BB and
Below
53.4% 0.6% 80.1 119.8 A
61.9% 0.6% 85.0 131.1 AA
76.6% 6.8% $924.2 $1,033.0 AAA
% in Closed
Block
% General
Account
Market
Value
Book
Value Rating
As of December 31, 2008
Percentages based on market value
$ in millions

Residential MBS by Rating
As of December 31, 2008
Percentages based on market value
$ in millions
0.8%
0.8%
6.2%
0.2%
-
BB &
Below
56.6%
5.1%
36.5%
41.2%
77.3%
% in
Closed
Block
1.5% 1.0% 5.1% 91.6% 12.9% $1,754.3 $2,012.0 Total
5.7% 0.1% 7.4% 86.0% 1.2% 165.2 224.2 Subprime
3.4% 2.6% 20.3% 67.5% 1.4% 192.2 288.6 Alt-A
2.4% 2.6% 8.3% 86.5% 3.4% 458.8 581.6 Prime
- - - 100.0% 6.9% $938.1 $917.6 Agency
BBB A AA AAA
%
General
Account
Market
Value
Book
Value Rating

Residential MBS Exposure
16.3 80.0 61.8 93.4 1.2 Subprime
30.0 98.0 64.0 87.8 1.4 Alt-A
3.4%
% of General
Account
Non-Agency
Prime
84.1%
% of Portfolio
Originated in
2005 & Prior
94.8%
% Rated AAA
& AA
91.0%
% of Portfolio
Backed by
Fixed Rate
Collateral
41.0%
% of Market
Backed by
Fixed Rate
Collateral
Market value as of December 31, 2008
Source: JP Morgan MBS Research, Merrill Lynch Mortgage Credit Round-up

Residential MBS Delinquencies
As of December 31, 2008
Source: JP Morgan MBS Research
1.9%
11.0%
17.1%
3.4%
18.9%
40.0%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
Non-Agency Prime Alt-A Subprime
Phoenix Market

Non-Agency Prime RMBS Holdings
> $458.8 million market value
> 87% AAA rated
> 84% 2005 and prior origination
> 91% fixed rate
> 82% 2006-2007 originations are
super senior classes
As of December 31, 2008
$ in millions
$0
$50
$100
$150
$200
$250
$300
$350
2007 2006 2005 2004 and Prior
AAA AA A BBB Below BBB
$13.6
$59.6
$82.1
2007 2006 2005 2004 and Prior Total
AAA $13.6 $33.1 $78.6 $271.6 $396.9
AA 0.0 15.7 0.5 22.1 38.3
A 0.0 10.8 0.0 0.9 11.7
BBB 0.0 0.0 2.3 8.9 11.2
Below BBB 0.0 0.0 0.7 0.0 0.7
Total $13.6 $59.6 $82.1 $303.5 $458.8
$303.5

Non-Agency Prime RMBS Holdings
As of December 31, 2008
Source: JP Morgan MBS Research – January 2009, Bloomberg
Phoenix Market
Weighted average credit enhancement 9.37% 4.38%
Weighted average 60+ day delinquent loan 1.90% 3.37%
Phoenix prime portfolio loss coverage: using 25% loss severity 19.7x 5.2x

AAA $7.1 $37.6 $39.0 $46.0 $129.7
AA 0.0 8.3 0.2 30.5 39.0
A 0.0 0.0 1.3 3.8 5.1
BBB 0.0 4.2 2.3 0.0 6.5
BB & Below 3.6 8.3 0.0 0.0 11.9
Total $10.7 $58.4 $42.8 $80.3 $192.2
Non-Agency Alt-A RMBS Holdings
> $192 million market value
> 88% AAA or AA rated
> 64% 2005 and prior originations
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
2007 2006 2005 2004 and Prior
AAA AA A BBB Below BBB
Market value as of December 31, 2008
$ in millions
$10.7
$58.4
$42.8
$80.3
2007 2006 2005 2004 and Prior Total

Residential MBS ALT-A Collateral
As of December 31, 2008
Percentages based on market value
$ in millions
- - - 69.2% 30.8% 0.1% 11.9 17.3 BB & Below
Year of Issue
10.4% 31.4% 22.2% 30.4% 5.6% 1.4% $192.2 $288.6 Total
- - 35.0% 65.0% - - 6.5 8.1 BBB
62.0% 12.3% 25.7% - - - 5.1 7.3 A
37.3% 41.1% 0.4% 21.2% - 0.3% 39.0 53.1 AA
1.7% 33.7% 30.1% 29.0% 5.5% 1.0% $129.7 $202.8 AAA
2003 &
Prior 2004 2005 2006 2007
% General
Account
Market
Value
Book
Value Rating

Non-Agency Alt-A RMBS Holdings
As of December 31, 2008
Sources: JP Morgan MBS Research – January 2009
Merrill Lynch Loan Performance – October 2008
Option ARM 1.8% 32%
Alt-A ARM 0.1% 38%
Alt-A Fixed 98.0% 30%
60+ Delinquent 11% 18.9%
Phoenix Alt-A Market

AAA $31.7 $20.7 $49.2 $40.6 $142.2
AA 5.7 0.0 1.6 5.0 12.3
A 0.0 0.0 0.0 0.0 0.0
BBB 0.0 4.3 0.6 4.6 9.5
Below BBB 0.0 0.6 0.4 0.2 1.2
Total $37.4 $25.6 $51.8 $50.4 $165.2
Non-Agency Subprime RMBS
Holdings
> $165.2 million market value
> 93.4% rated AAA or AA
> Phoenix 60+ day delinquent
17.1% vs. 40.0% for the ABX index
> Phoenix weighted average credit
support is 38.6%
$0
$10
$20
$30
$40
$50
$60
2007 2006 2005 2004 and Prior
AAA AA A BBB Below BBB
$ in millions
As of December 31, 2008
ABX=2007-2, 2007-1, 2006-2 and 2006-1 subprime Index
$37.4
$25.6
$51.8
$50.4
2007 2006 2005 2004 and Prior Total

Residential MBS Subprime Collateral
As of December 31, 2008
Percentages based on market value
$ in millions
- 16.3% 28.4% 55.3% - - 1.2 1.2 BB & Below
Year of Issue
8.8% 21.7% 31.3% 15.6% 22.6% 1.2% $165.2 $224.2 Total
3.6% 45.1% 6.4% 44.9% - 0.1% 9.5 13.1 BBB
- - - - 100% - - - A
40.5% - 13.2% - 46.3% 0.1% 12.3 24.4 AA
6.5% 22.0% 34.6% 14.6% 22.3% 1.0% $142.2 $185.5 AAA
2003 &
Prior 2004 2005 2006 2007
% General
Account
Market
Value
Book
Value Rating

CDO Holdings
As of December 31, 2008
Percentages based on market value
$ in millions
14.4%
100.0%
-
-
56.2%
11.5%
BB &
Below
41.6%
-
53.0%
100.0%
59.7%
36.4%
% in Closed
Block
17.2% 21.1% 37.0% 24.7% 0.2% 27.1 62.8 CMBS
36.8% 26.2% 15.1% 7.5% 1.2% $165.1 $372.1 Total
- - - - - 2.0 2.0 RMBS
- - 100.0% - - 2.4 3.9 High-Yield Debt
10.6% - 33.2% - 0.1% 14.3 36.3 Inv Grade Debt
45.7% 31.5% 6.5% 4.8% 0.9% $119.3 $267.1 Bank Loans
BBB A AA AAA
% General
Account
Market
Value
Book
Value Collateral
-
-
BB &
Below
-
-
% in Closed
Block
100.0% - - - - $6.5 $13.8 Total
100.0% - - - - $6.5 $13.8 Bank Loans
BBB A AA AAA
% General
Account
Market
Value
Book
Value Collateral